UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2007

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Southwest Longview Blvd., Lee's Summit, Missouri		64081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 20, 2007, our company, Hawthorn Bancshares, Inc., entered into a Relocation Agreement with James H. Taylor, Jr., our company's Senior Vice President and Senior Credit Officer, and his wife. Mr. Taylor currently serves our company from our Jefferson City, Missouri offices and is being transferred to our Lee's Summit, Missouri headquarters.

Under the Relocation Agreement, Mr. Taylor and his wife will receive certain relocation benefits from our company in connection with the sale of their primary residence and their relocation to the Kansas City metropolitan area. In particular:
• Our company has assumed responsibility for the sale of the Taylor's primary residence on such terms, including sales price, as our company may determine in its discretion.
• Our company will advance $199,350.13 in cash to the Taylors.
• The Taylors have assigned to our company the exclusive right to all proceeds from the sale of the residence, which proceeds will be applied by our company as follows:
First, to pay all closing costs and fees due in connection with the sale of the residence;
Second, to pay the outstanding indebtedness owed by the Taylors to their existing mortgage lender with respect to the residence; and
Third, to our company for its own account; except that if our company sells the residence for a price greater than $385,000, our company then will pay to the Taylors an amount equal to the difference between the price at which the residence was sold and $385,000.
• Between the date of the Relocation Agreement and the date of closing on the sale of the residence, (i) our company will continue to make the regular monthly payments owed by the Taylors to the existing mortgage lender with respect to the residence, and (ii) our company will be responsible for the payment of utilities, repairs and general upkeep of the residence.
• The Taylors will maintain the current insurance on the residence until the closing of the sale of the residence by our company and thereupon our company will reimburse the Taylors for any amount of homeowner's insurance allocable to our company between the date of the Relocation Agreement and the date of such closing.
The full text of the Relocation Agreement is furnished as exhibit 10.1 to this report on Form 8-K.
In addition to the relocation benefits provided for in the Relocation Agreement, our company will reimburse the Taylors for their moving expenses to the Kansas City, Missouri metropolitan area.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 10.1 Relocation Agreement, dated June 20, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

June 22, 2007	By:	James E. Smith

Name: James E. Smith
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

10.1	Relocation Agreement, dated June 20, 2007.